UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2017

STAAR Surgical Company

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11634	95-3797439
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1911 Walker Ave., Monrovia, California	91016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code 626-303-7902

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1 933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2017, STAAR Surgical Company announced that its Board of Directors appointed Deborah Andrews to serve as Chief Financial Officer. Ms. Andrews, age 59, has served as STAAR’s Chief Accounting Officer since September 2013 and prior to that, from August 2005 to September 2013 she served as STAAR’s Chief Financial Officer. She has been employed by STAAR since 1995, serving as Principal Financial Officer from April 2005 to August 2005, Global Controller from 2001 to 2005, Vice President, Finance, of STAAR Surgical AG (Switzerland) from 1999 to 2001, and Assistant Controller from 1995 to 1999. She previously served as an internal auditor for Bourns, Inc., a maker of electronic components, from 1994 to 1995, and an auditor for KPMG Peat Marwick from 1991 to 1994. Ms. Andrews earned her B.S. in Accounting from California State University, San Bernardino.

There are no family relationships between Ms. Andrews and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with the appointment of Ms. Andrews as its Chief Financial Officer, STAAR increased Ms. Andrews’ annual salary to $335,000, with eligibility to receive an annual incentive target bonus equal to up to 45% of her base salary, at the discretion of the Board of Directors based on meeting financial and non-financial goals, and was also granted long-term incentive equity. Ms. Andrews has previously entered into a change of control agreement in the form used by STAAR for its executive officers and severance arrangements in the event of a termination without cause providing for payments of then-current base salary at a level depending upon the length of service.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.45	Letter of the Company dated September 27, 2017 to Deborah Andrews, Chief Financial Officer, regarding compensation.

99.1	News Release, dated September 28, 2017, announcing the appointment of Deborah Andrews as Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR Surgical Company

September 28, 2017	By:	/s/ Caren Mason
Caren Mason
President and Chief Executive Officer